EX-99.CERT 11(b)

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and 18 U.S.C. ss.1350, and accompanies the report on Form N-CSR for the period ended January 31, 2009 of New Jersey Daily Municipal Income Fund, Inc. (the "Company").

Each of the undersigned officers of the Company hereby certify that, to the best of such officer's knowledge:

     (i) the Form N-CSR fully complies with the requirements of Section 13(a) or
     Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

     (ii) the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operation of the Company.

                              /s/ Michael P. Lydon
Date:  April 8, 2009              ______________________________
                                  Michael P. Lydon
                                  President

                              /s/ Joseph Jerkovich
Date:  April 8, 2009              ______________________________
                                  Joseph Jerkovich
                                  Treasurer and Assistant Secretary